Net Investments in Operating Leases	12 Months Ended
Dec. 31, 2019
Leases, Operating [Abstract]
NET INVESTMENT IN OPERATING LEASES	NET INVESTMENT IN OPERATING LEASES

Net investment in operating leases consists primarily of lease contracts for vehicles with individuals, daily rental companies, and fleet customers with terms of 60 months or less. Payment extensions may be requested by the customer and are generally limited to a maximum of six months over the term of the lease.  Term extensions may also be requested by the customer. Term and payment extensions in total generally do not exceed twelve months. A lease can be terminated at any time by satisfying the obligations under the lease agreement. Early termination programs may be occasionally offered to eligible lessees. At the end of the lease, the customer returns the vehicle to the dealer or may have the option to buy the leased vehicle. In the case of a contract default and repossession, the customer typically remains liable for any deficiency between net auction proceeds and the defaulted contract obligations, including any repossession-related expenses.

Revenue from rental payments received on operating leases is recognized on a straight-line basis over the term of the lease. The accrual of revenue on operating leases is discontinued at the time an account is determined to be uncollectible.

We receive interest supplements and residual support payments on certain leasing transactions under agreements with Ford. We recognize these upfront collections from Ford and other vehicle acquisition costs as part of Net investment in operating leases, which are amortized to Depreciation on vehicles subject to operating leases over the term of the lease contract. Unearned interest supplements and residual support included in Net investment in operating leases at December 31, 2018 and 2019 was $3.3 billion and $3.1 billion, respectively. Earned interest supplements and residual support costs included in Depreciation on vehicles subject to operating leases for the years ended December 31, 2017, 2018, and 2019 was $2.1 billion, $2.4 billion, and $2.6 billion, respectively. Interest supplements and residual support cash received totaled $2.4 billion, $2.8 billion, and $2.5 billion for the years ended December 31, 2017, 2018, and 2019, respectively.

Depreciation expense on vehicles subject to operating leases is recognized on a straight-line basis in an amount necessary to reduce the leased vehicle value to its estimated residual value at the end of the lease term. Our policy is to promptly sell returned off-lease vehicles. We evaluate our depreciation for leased vehicles on a regular basis taking into consideration various assumptions, such as expected residual values at lease termination (including residual value support payments from Ford) and the estimated number of vehicles that will be returned to us. Adjustments to depreciation expense reflecting revised estimates of expected residual values at the end of the lease terms are recorded prospectively on a straight-line basis. Upon disposition of the vehicle, the difference between net book value and actual proceeds is recorded as an adjustment to Depreciation on vehicles subject to operating leases.

Accumulated depreciation reduces the value of the vehicles from their initial acquisition value to their expected residual value at the end of the lease, with the associated depreciation expense recognized on a straight-line basis over the term of the lease. At the time of purchase, we establish the expected residual value for the vehicle based on recent auction values, return volumes for our leased vehicles, industry-wide used vehicle prices, marketing incentive plans, and vehicle quality data. We monitor residual values each month and review the accuracy of our accumulated depreciation on a quarterly basis.

We evaluate the carrying value of held-and-used long-lived asset groups (such as vehicles subject to operating leases) for potential impairment when we determine a triggering event has occurred. When a triggering event occurs, a test for recoverability is performed by comparing projected undiscounted future cash flows to the carrying value of the asset group. If the test for recoverability identifies a possible impairment, the asset group’s fair value is measured in accordance with the fair value measurement framework. An impairment charge is recognized for the amount by which the carrying value of the asset group exceeds its estimated fair value. For the periods presented, we have not recorded any impairment charges.

Change in Accounting Method. As of January 1, 2019, we changed our accounting method for reporting early termination losses related to customer defaults on operating leases.  Prior to the first quarter of 2019, we presented the early termination loss reserve on operating leases due to customer default events as part of the allowance for credit losses which reduces Net investment in operating leases on the balance sheet.  On the income statement, the incurred losses were included in Provision for credit losses.  We now consider the effects of operating lease early terminations when determining depreciation estimates, which are included as part of accumulated depreciation within Net investment in operating leases on the balance sheet, and Depreciation on vehicles subject to operating leases on the income statement.
NOTE 5. NET INVESTMENT IN OPERATING LEASES (continued)

In conjunction with the January 1, 2019 adoption of ASU 2016-02, Leases (described in Note 2), we reviewed our leasing-related accounting policies and updated our depreciation policy for operating leases so that the useful life of the vehicles incorporates our historical experience on early terminations due to customer defaults.  We believe this change in accounting method is preferable as the characterization of these changes are better reflected as depreciation.  At December 31, 2018, this reclassification increased accumulated depreciation and decreased allowance for credit losses by $78 million, respectively, and had no impact on Net Investment in operating leases.  On the income statement, this reclassification increased Depreciation on vehicles subject to operating leases and decreased Provision for credit losses by $119 million and $106 million, for the years ended December 31, 2017 and 2018, respectively.

These changes had no impact on Income before income taxes, Net investment in operating leases, Retained earnings, or to Net cash provided by / (used in) operating activities. We have reclassified prior period amounts to reflect the above changes.

Net investment in operating leases at December 31 was as follows (in millions):

	2018	2019
Vehicles, at cost (a)	$33,593	$33,431
Accumulated depreciation	(6,144)	(5,772)
Net investment in operating leases	$27,449	$27,659
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(a)
Includes interest supplements and residual support payments we receive on certain leasing transactions under agreements with Ford and affiliated companies, and other vehicle acquisition costs. We recognize these upfront collections from Ford and other vehicle acquisition costs as part of Net investment in operating leases, which are amortized to Depreciation on vehicles subject to operating leases over the term of the lease contract.

At December 31, 2018 and 2019, Net investment in operating leases includes $16.3 billion and $14.9 billion, respectively, that have been included in securitization transactions but continue to be reported in our consolidated financial statements. These net investments in operating leases are available only for payment of the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions; they are not available to pay our other obligations or the claims of our other creditors. We hold the right to receive the excess cash flows not needed to pay the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions (see Note 7 for additional information).

We have a sale-leaseback agreement with Ford primarily for vehicles that Ford leases to employees of Ford and its subsidiaries. The financing we provide under this agreement is reflected on our balance sheet in Total finance receivables, net. The revenue related to these agreements is reflected in Other financing.

The amounts contractually due for minimum rentals on operating leases at December 31, 2018 were as follows (in millions):

	2019	2020	2021	2022	2023	Total
Minimum rentals on operating leases	$4,708	$2,929	$1,083	$83	$6	$8,809

The amounts contractually due on our operating leases at December 31, 2019 were as follows (in millions):

	2020	2021	2022	2023	2024	Total
Operating lease payments	$4,706	$2,898	$1,011	$78	$5	$8,698

Operating leases are generally pre-payable without penalty and may cause actual paid amounts due to differ from amounts contractually due.